                                                                   EXHIBIT 10.16


                 WARRANT PURCHASE AND EQUITY RIGHTS AGREEMENT

     This Warrant Purchase and Equity Rights Agreement (the "Agreement") is made and entered into as of November 6, 1998, by and between TIVO, INC., a Delaware corporation (the "Company"), and QUANTUM CORPORATION, a Delaware corporation ("Quantum").

     WHEREAS, the Company wishes to sell to Quantum, and Quantum wishes to acquire from the Company, a Series C Preferred Stock Warrant, in the form of Exhibit A (the "Series C Warrant"), and a Series D Preferred Stock Warrant, in
---------
the form of Exhibit B (the "Series D Warrant"), upon the terms and conditions
            ---------
hereinafter set forth (the Series C Warrant and the Series D Warrant being sometimes referred to collectively as the "Warrants").

     WHEREAS, the Warrants are being issued to Quantum in connection with the Hard Disk Drive Supply Agreement, dated of even date herewith, between the Company and Quantum (the "Supply Agreement"). All capitalized terms not defined herein shall have the meanings set forth in the Supply Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereby agree as follows:

                                   ARTICLE I

                             ISSUANCE OF WARRANTS

     Simultaneously herewith, the Company is issuing and delivering the Warrants to Quantum as an inducement to and in consideration for Quantum entering into the Supply Agreement.

                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Quantum and agrees that:

     2.1  Organization, Good Standing and Qualification.  The Company is a
          ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. The rights, preferences, privileges and restrictions granted to or imposed upon the shares issuable upon exercise of the Warrants (the "Shares"), and the holders thereof are as set forth in the Company's Articles of Incorporation, as amended (the "Charter"), a true and complete copy of which has been delivered to Quantum.

     2.2  Authorization; Binding Obligation.  All corporate action on the part
          ---------------------------------
of the Company, its officers, directors and stockholders necessary for the authorization, execution and

                                      1.

delivery of this Agreement and the Warrants, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Warrants has been taken, and this Agreement and the Warrants constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The shares of Series C Preferred Stock to be issued upon exercise of the Series C Warrant have been duly authorized and reserved for issuance by the Company, and the Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable.

     2.3  Capitalization.  The authorized capital of the Company consists of (i)
          --------------
13,000,000 shares of Preferred Stock, of which 5,200,000 shares have been designated Series A Preferred and 5,000,000 shares of which are issued and outstanding, of which 4,400,000 shares have been designated Series B Preferred Stock and 3,660,914 shares of which are issued and outstanding, and of which 3,400,000 shares have been designated Series C Preferred Stock and 2,500,000 shares of which are issued and outstanding and (ii) 25,500,000 shares of Common Stock, 5,017,604 shares of which are issued and outstanding. All of the outstanding shares of capital stock have been duly and validly authorized and issued, are fully paid and nonassessable, and were issued in compliance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Securities Act"), any applicable state securities laws, or in each case pursuant to valid exemptions therefrom. Except for: (a) rights of first refusal, anti-dilution rights and conversion privileges of the Preferred Stock,
(b) outstanding options to purchase 762,500 shares of the Company's Common Stock granted pursuant to the Company's 1997 Equity Incentive Plan, (c) outstanding warrants to purchase 52,083 shares of the Company's Series A Preferred Stock, and (d) the Warrants and other transactions contemplated hereby, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any securities of the Company.

     2.4  No Consents.  The execution and delivery of this Agreement and the
          -----------
Warrants, the issuance of the Shares upon exercise of the Warrants in accordance with the terms thereof and the compliance by the Company with the provisions hereof or thereof (i) are not and will not be inconsistent with the Company's Charter or Bylaws except that the Company's Board of Directors and stockholders must approve an amendment to the Company's Charter to authorize the Series D Preferred Stock, (ii) do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and (iii) do not and will not contravene any material provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person, except for such actions as may be required to comply with applicable federal and state securities laws.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     3.1  Representation of Quantum.  Quantum is purchasing the Warrants and
          -------------------------
Shares issued upon exercise thereof for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act,

                                      2.

or applicable state securities laws. Quantum further represents, warrants and agrees that the Warrants and Shares have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of Quantum's investment intent as expressed herein. Quantum represents, warrants and agrees that the Warrants and any Shares purchased upon exercise thereof must be held indefinitely unless such securities are subsequently registered under the Securities Act and all applicable state securities laws and regulations or an exemption from such registration or qualification is available, and that the Company is under no obligation to register or qualify such securities except as set forth in the Warrants between the Company and Quantum.

     3.2  Accredited Investor.  Quantum is an "accredited investor" (as such
          -------------------
term is defined in Rule 501(a) promulgated under the Securities Act).

     3.3  Legends.  Quantum acknowledges, understands and agrees that the
          -------
instruments evidencing the Warrants and any certificates evidencing the Shares (and Common Stock issuable upon conversion thereof) shall bear the legends as specified in the Warrants, other agreements entered into in the connection with the issuance of the Shares and any other legends required under state or federal securities laws in the opinion of legal counsel for the Company. Quantum understands, acknowledges and agrees that additional restrictions, including the imposition of stop transfer orders and certain market stand off provisions, shall be and are imposed on the Shares in accordance with the Second Amended and Restated Investors Rights Agreement.

                                  ARTICLE IV

                                 MISCELLANEOUS

     4.1  Survival of Warranties.  All representations and warranties of the
          ----------------------
parties contained herein shall survive the grant and exercise of the Warrants or the termination or expiration of rights hereunder or under the Supply Agreement or the Warrants. All agreements of the Company contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     4.2  Entire Agreement.  This Agreement, the Exhibits attached hereto and
          ----------------
the Supply Agreement represent the entire agreement between the Company and Quantum regarding the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect thereto.

     4.3  Amendment, Modification or Waiver.  This Agreement shall not be
          ---------------------------------
altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties hereto.

     4.4  Successors; Assigns.  All the terms of this Agreement shall be binding
          -------------------
upon and shall inure to the benefit of the successors, assigns, heirs, executors and administrators of the respective parties hereto. Anything contained herein to the contrary notwithstanding, this Agreement shall not be assignable by any party hereto without the written consent of the other party hereto.

                                      3.

     4.5  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California, without regard to its conflicts of laws principles.

     4.6  Titles and Subtitles.  The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     4.7  Notices.  All notices, requests, demands and other communications
          -------
under this Agreement or in connection herewith shall be given to or made upon
(i) Quantum at Quantum Corporation, 500 McCarthy Boulevard, Milpitas, CA 95035, attention: General Counsel; with copies to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, attention: Jeffrey A. Herbst and (ii) the Company at TiVo, Inc., 894 Ross Drive, Sunnyvale, CA 94089, attention:
President; with copies to Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94304, attention: Alan Mendelson. All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing and shall be deemed received by the holder upon the earlier of actual receipt or, if sent by certified mail (postage pre-paid), five (5) days after deposit in the U.S. mail. Any party may, by written notice to the other, alter its address or respondent.

     4.8  Severability.  If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     4.9  Counterparts.  The Agreement may be executed in counterparts, each of
          ------------
which shall be an original, but all of which together shall constitute one agreement.

                 [Remainder of Page Intentionally Left Blank]

                                      4.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.


TIVO, INC.                               QUANTUM CORPORATION,
a Delaware corporation                   a Delaware corporation



By:   /s/ Michael Ramsay                 By:    /s/ Richard L. Clemmer
      -----------------------                   --------------------------
Name:     Michael Ramsay                 Name:      Richard l. Clemmer
      -----------------------                   --------------------------
Title:    CEO, President                 Title:     CFO, EVP
      -----------------------                   --------------------------

                                      5.

                                   EXHIBIT A

                           FORM OF SERIES C WARRANT
                           ------------------------

                                      6.

                                   EXHIBIT B

                           FORM OF SERIES D WARRANT
                           ------------------------

                                      7.

          NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL IN FORM REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT AN APPLICABLE EXEMPTION IS AVAILABLE OR
          (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                                   TIVO, INC.

                              WARRANT TO PURCHASE
                       SHARES OF SERIES C PREFERRED STOCK

          THIS CERTIFIES THAT, for value received, QUANTUM CORPORATION, a Delaware corporation ("Quantum"), is entitled to subscribe for and purchase 324,325 shares (as adjusted pursuant to the provisions hereof, the "Shares") of the Series C Preferred Stock of TiVo, Inc., a Delaware corporation (the "Company"), at an exercise price of $0.01 per share (as adjusted pursuant to the provisions hereof, the "Exercise Price"), upon such terms and conditions as hereinafter set forth. As used herein, the term "Series C Preferred Stock" shall mean the Company's Series C Preferred Stock, and any stock into or for which such Series C Preferred Stock may hereafter be converted or exchanged, and the term "Grant Date" shall mean November 6, 1998. The Series C Preferred Stock shall initially be convertible into one share of Common Stock of the Company. Capitalized terms not defined herein shall have the meanings set forth in the Hard Disk Drive Supply Agreement dated of even date herewith between Quantum and the Company (the "Supply Agreement").

     1.   Term and Vesting.
          ----------------

               1.1  Term.  Subject to vesting requirements set forth in Section
                    ----
1.2 below, this Warrant is exercisable, in whole and not in part, at any time from and after the Grant Date and prior to the earlier of (a) the fourth anniversary of the Grant Date; (b) the consummation of the Company's initial public offering of its capital stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"); and (c) the consummation of a liquidation, dissolution or winding up of the Company as set forth in the Company's Charter. The Company shall be obligated to provide Quantum with written notice of termination of this Warrant at least 30 days prior thereto.

               1.2  Vesting.  The right to purchase the Shares hereunder shall
                    -------
vest and become exercisable only as follows: (i) in the event that the Company or its licensees become eligible to receive the Milestone 1 Discount set forth in Section 4.2 of the Supply Agreement for the purchase of Hard Disk Drives or Drive Equivalents; (ii) in the event that Quantum waives the eligibility requirements for such Milestone 1 Discount; (iii) immediately prior to the consummation of the Company's initial public offering of its capital stock; or
(iv) immediately

                                      1.

prior to the consummation of a liquidation, dissolution or winding up of the Company as set forth in the Company's Charter.

     2.   Method of Exercise; Net Issue Exercise.
          --------------------------------------

               2.1  Method of Exercise; Payment; Issuance of New Warrant.  This
                    ----------------------------------------------------
Warrant may be exercised by Quantum, in whole and not in part, by the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company and by the payment to the Company, by cash, check, wire transfer in immediately available funds or cancellation of indebtedness, of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased hereunder. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to Quantum as soon as possible and in any event within fifteen (15) days of receipt of such notice (or, following the Company's initial public offering, within five (5) days of receipt of such notice) and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to Quantum as soon as possible thereafter.

               2.2  Automatic Exercise.  To the extent this Warrant is not
                    ------------------
previously exercised, and if the fair market value of one share of the Company's Series C Preferred Stock is greater than the Exercise Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 2.3 below (even if not surrendered) at such time that is immediately prior to the expiration of this Warrant. For purposes of such automatic exercise, the fair market value of one share of the Company's Series C Preferred Stock upon such expiration shall be determined pursuant to Section 2.3(b) below. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 2.2, the Company agrees to promptly notify Quantum of the number of Shares, if any, Quantum is to receive by reason of such automatic exercise.

               2.3  Right to Convert Warrant into Stock; Net Issuance.
                    -------------------------------------------------

                         (a) In addition to and without limiting the rights of
Quantum under the terms of this Warrant and in lieu of exercising this Warrant under Section 2.1(a) above, Quantum may elect to convert this Warrant (the "Conversion Right") into shares of Series C Preferred Stock, the aggregate value of which shares shall be equal to the value of this Warrant. The Conversion Right may be exercised by Quantum by surrender of this Warrant at the principal office of the Company (with the Notice of Exercise form attached hereto as Exhibit A-1 duly executed), in which event the Company shall issue to Quantum a number of shares of the Company's Series C Preferred Stock computed using the following formula:

                                X  =   Y (A-B)
                                       ------
                                         A

                                       2.

Where:    X =  The number of shares of Series C Preferred Stock to be issued to
               Quantum.

          Y = The number of shares of Series C Preferred Stock purchasable under this Warrant at the date of such calculation.

          A = The fair market value of one share of the Company's Series C Preferred Stock.

          B =  Exercise Price (as adjusted to the date of such calculations).

               (b) For purposes of this Section 2.3, the "fair market value" per share of the Company's Series C Preferred Stock shall mean:

                    (i) If the Conversion Right is exercised in connection with and contingent upon the Company's initial public offering, and if the Company's registration statement relating to such offering has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering; or

                    (ii) If the Conversion Right is not exercised in connection with and contingent upon the Company's initial public offering, then the highest of the following:

                         (A) The price per share in the Company's most recent
Preferred Stock financing;

                         (B) The price per share of the Company's Series C
Preferred Stock as determined by an independent valuation firm chosen by the Company's Board of Directors and acceptable to Quantum; and

                         (C) The price per share of the Company's Series C
Preferred Stock as determined by the Company's Board of Directors in good faith.

     3.   Stock Fully Paid; Reservation of Shares.  All Shares to be issued upon
          ---------------------------------------
the exercise of this Warrant, and all Common Stock issuable upon conversion of the Shares shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all liens and charges with respect to the issuance thereof. During the period within which this Warrant may be exercised, the Company will at all times have duly authorized and reserved, for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Series C Preferred Stock (and Common Stock issuable upon conversion thereof).

     4.   Charges, Taxes and Expenses.  Issuance of certificates for shares of
          ---------------------------
Series C Preferred Stock upon the exercise of this Warrant shall be made without charge to Quantum for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the registered holder of this Warrant or in such name or names as may be directed by the registered holder of this Warrant; provided, however, that upon
                                                   --------  -------
any transfer involved in the issuance or delivery of any certificates for shares of Series C Preferred Stock, the

                                      3.

Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     5.   Adjustments to Exercise Price and Number of Shares.  The number and
          --------------------------------------------------
kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

               (a)  Reclassification; Consolidation or Merger.  In case of any
                    -----------------------------------------
reclassification of the Series C Preferred Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the shares issuable upon exercise of this Warrant), or in the case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that Quantum shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Series C Preferred Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Series C Preferred Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subsection (a) shall similarly apply to successive reclassifications, consolidations, mergers, and the sale of all or substantially all of the Company's assets.

               (b)  Subdivision or Combination of Shares.  If the Company at any
                    ------------------------------------
time while this Warrant remains outstanding and unexpired shall subdivide or combine its Series C Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

               (c)  Stock Dividends and other Distributions.  If the Company at
                    ---------------------------------------
any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Series C Preferred Stock payable in, or make any other distribution with respect to, Series C Preferred Stock (except any distribution specifically provided for in the foregoing subsections 5(a) or 5(b)), then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (1) the numerator of which shall be the total number of shares of Series C Preferred Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Series C Preferred Stock outstanding immediately after such dividend or distribution.

               (d)  Adjustment of Number of Shares.  Upon each adjustment in the
                    ------------------------------
Exercise Price pursuant to subsections 5(a)-(c) hereof, the number of shares of Series C Preferred Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product

                                      4.

obtained by multiplying the number of shares of Series C Preferred Stock purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

               (e)  Conversion of Series C Preferred Stock.  In the event that
                    --------------------------------------
all of the authorized and outstanding shares of Series C Preferred Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Charter or otherwise, or the Series C Preferred Stock otherwise ceases to exist, then, in such case, Quantum, upon exercise hereof at any time alter the date on which the Series C Preferred Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Series C Preferred Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Series C Preferred Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Series C Preferred Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

               (f)  Certificate as to Adjustment.  In each case of any
                    ----------------------------
adjustment in either the Exercise Price or in the number of shares of Series C Preferred Stock, or other stock, securities or property receivable on the exercise of this Warrant, the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate signed by its Chief Financial Officer, President or other designated officer setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company will cause copies of such certificate to be mailed to the registered holder.

     6.   Notices of Record Date. In the event of any taking by the Company of a
          ----------------------
record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, then, in connection with each such event, the Company shall mail to Quantum at least twenty (20) days prior written notice of the date on which any such record is to be taken for the purpose of such dividend, distribution, right(s) or vote of the stockholders. Each such written notice shall specify the amount and character of any such dividend, distribution or right(s), and shall set forth, in reasonable detail, the matter requiting any such vote of the stockholders.

     7.   Fractional Shares.  No fractional shares of Series C Preferred Stock
          -----------------
will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall

                                      5.

make a cash payment therefor based upon the per share fair market value of the Series C Preferred Stock on the date of exercise.

     8.   Compliance with Securities Act; Disposition of Warrant or Shares of
          -------------------------------------------------------------------
Series C Preferred Stock.
------------------------

               (a)  Compliance with Securities Act.  Quantum, by acceptance
                    ------------------------------
hereof, agrees that this Warrant, the Shares to be issued upon exercise hereof and the Common Stock to be issued upon conversion of such Shares are being acquired for investment and that Quantum will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof (or Common Stock issued upon conversion of such Shares) except under circumstances which will not result in a violation of the Securities Act. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1935, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT
     (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL IN FORM REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT AN APPLICABLE EXEMPTION IS AVAILABLE, OR (iii) RECEIPT OF A NO-ACTION LETTER FROM SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

               (b)  Disposition of Warrant and Shares.  With respect to any
                    ---------------------------------
offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant (or Common Stock issued upon conversion of such Shares) prior to registration thereof, Quantum and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares or Common Stock and indicating whether or not under the Securities Act certificates for this Warrant or such Shares or Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the Shares or Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act unless, in the aforesaid opinion of counsel for Quantum, such legend is not required in order to insure compliance with the Securities Act. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof to any subsidiary of the initial holder provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

                                      6.

     9.   No Rights as Stockholders.  No holder of this Warrant, as such, shall
          -------------------------
be entitled to the rights of a stockholder or to vote upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or be deemed the holder of Series C Preferred Stock or entitled to the rights of a holder of Series C Preferred Stock under the Second Amended and Restated Investors Rights Agreement by and among the Company and the holders of Preferred Stock of the Company (the "Investors Rights Agreement"), unless and until this Warrant shall have been exercised and the Shares purchasable upon such exercise shall have become deliverable, as provided herein.

     10.  Additional Rights.
          -----------------

               10.1   Registration and Investor Rights.  The rights of Quantum
                      --------------------------------
and the obligations of the Company with respect to registration of the shares of Common Stock issuable upon conversion of the Shares under the Securities Act and the applicable rules and regulations thereunder are as set forth in the Investors Rights Agreement, the provisions of which are incorporated by reference herein with the same effect as if set forth in full herein. The Company covenants that it will use its best efforts to ensure that Quantum becomes a party to the Investors Rights Agreement with the same rights as the holders of Series C Preferred Stock thereunder upon the exercise of this Warrant. Except as set forth in the Investors Rights Agreement, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the Securities Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

               10.4   Mergers.  The Company agrees to provide Quantum with at
                      -------
least thirty (30) days' prior written notice of the consummation of any proposed transaction, in which the Company would (i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its assets or business, or (ii) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than fifty percent (50%) of the voting power of the Company is transferred.

     11.  Amendment of Conversion Rights.  During the term of this Warrant, the
          ------------------------------
Company agrees that it shall not amend its Charter, as amended through the Grant Date, without the prior written consent of Quantum if, as a result of such amendment, any of the conversion rights, including without limitation the conversion price or antidilution protection privileges, of the Series C Preferred Stock would be adversely affected; provided, however, that no such
                                             -----------------
consent shall be required if such amendment is approved by the stockholders of the Company in accordance with the Charter and such amendment affects the shares of Series C Preferred Stock issued to Quantum upon exercise of this Warrant and the shares of Series C Preferred Stock held by other holders equally. The Company shall promptly provide Quantum with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

     12.  Exchange and Registry of Warrant.  This Warrant is exchangeable, upon
          --------------------------------
the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder. This Warrant may be surrendered for exchange, transfer or exercise, in

                                      7.

accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     13.  Saturdays, Sundays, Holidays, etc.  If the last or appointed day for
          ----------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     14.  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     15.  Notices.  All notices, requests, demands and other communications
          -------
under this Warrant or in connection herewith shall be given to or made upon (i) Quantum at Quantum Corporation, 500 McCarthy Boulevard, Milpitas, CA 95035, attention: General Counsel; with copies to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, attention: Jeffrey A. Herbst and (ii) the Company at TiVo, Inc., 894 Ross Drive, Sunnyvale, CA 94089, attention:
President; with copies to Cooley Godward LLP, Five Palo Alto Square, 3000 E1 Camino Real, Palo Alto, CA 94304, attention: Alan Mendelson. All notices, requests, demands and other communications given or made in accordance with the provisions of this Warrant shall be in writing and shall be deemed received by a party upon the earlier of actual receipt or, if sent by certified mail (postage pre-paid), five (5) days after deposit in the U.S. mail. Any party may, by written notice to the other, alter its address or respondent.

     16.  Binding Effect on Successors.  This Warrant shall be binding upon any
          ----------------------------
corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Shares, or the Company's Common Stock issuable upon conversion thereof, shall survive the exercise and termination of this Warrant. All of the covenants and agreements of between the parties shall inure to the benefit of the successors and assigns of each party. The Company will, at the time of the exercise of this Warrant, upon request of Quantum but at the Company's expense, acknowledge in writing its continuing obligation to Quantum in respect of any rights (including, without limitation, any right to registration of the Shares) to which Quantum shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of Quantum to make any such request shall not affect the continuing obligation of the Company to Quantum in respect of such rights.

     17.  Lost Warrants or Stock Certificates.  The Company covenants to Quantum
          -----------------------------------
that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft destruction, or mutilation of this Warrant or any stock certificate issued upon exercise thereof and, in the ease of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the ease of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company shall make and deliver a new Warrant or stock certificate of like tenor in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     18.  No Impairment.  The Company will not, by amendment of its Charter or
          -------------
through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or

                                      8.

sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Quantum against impairment.

     19.  Descriptive Heading.  The descriptive headings of the several
          -------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     20.  Recovery of Litigation Costs.  If any legal action or other
          ----------------------------
proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     21.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and governed by, the internal laws of the State of California, excluding the body of law applicable to conflicts of laws.

     22.  Assignment.  This Warrant may be assigned by Quantum in whole and not
          ----------
in part. Upon delivery of a duly executed Assignment Form in the form attached hereto as Exhibit A-2, the Company shall record such assignment on its books and
          -----------
all references to Quantum hereunder shall be references to such registered holder.

                                    TIVO, INC.,
                                    a Delaware corporation


                                    By:  /s/ Michael Ramsay
                                       ---------------------------------

                                    Name:   Michael Ramsay
                                         -------------------------------

                                    Title:    CEO/President
                                            ----------------------------

                                      9.

                                  EXHIBIT A-1

                               NOTICE OF EXERCISE
                               ------------------

To:________________________
     (Company Name)


     1.   The undersigned hereby:

          [_] elects to purchase shares of Series C Preferred Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full; or

          [_]  elects to exercise its net issuance rights pursuant to Section
               2.3 of the attached Warrant with respect to shares of Series C Preferred Stock.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                         ____________________________
                                    (Name)

                         ____________________________
                                   (Address)

                         ____________________________
                                   (Address)

     3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



________________
     (Date)



                                                  ______________________________
                                                            (Signature)

                                  EXHIBIT A-2

                                ASSIGNMENT FORM
                                ---------------

     (To assign the foregoing Warrant, execute this form and supply the required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


____________________________________________________
                         (Please Print)

whose address is_____________________________________

                         (Please Print)

     Dated:________________________________________

     Holder's Signature:___________________________

     Holder's Address:_____________________________

     ______________________________________________

     Guaranteed Signature:_________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by an eligible guarantor institution such as a bank, stockbroker, savings and loan association or credit union with membership in an approved medallion signature guarantee program. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

The undersigned transferee agrees to hold the Warrant and any stock issuable upon exercise or conversion of the Warrant subject to the restrictions on transfer set forth in the Warrant.

By:________________________

Date:______________________

               NEITHER THIS WARRANT NOR THE SHARES OF STOCK
               ISSUABLE UPON EXERCISE HEREOF HAVE BEEN
               REGISTERED UNDER SECURITIES ACT OF 1933, AS
               AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED
               WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL IN FORM REASONABLY SATISFACTORY TO COUNSEL TO THE
               COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED
               AND THAT AN APPLICABLE EXEXEMPTION IS AVAILABLE
               OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO EFFECT
               THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                                  TIVO, INC.

                              WARRANT TO PURCHASE
                      SHARES OF SERIES D PREFERRED STOCK


     THIS CERTIFIES THAT, for value received, QUANTUM CORPORATION, a Delaware corporation ("Quantum"), is entitled to subscribe for and purchase up to that number of shares (as adjusted pursuant to the provisions hereof, the "Shares") of the Series D Preferred Stock of TiVo, Inc., a Delaware corporation (the "Company"), at an exercise price of $0.01 per share (as adjusted pursuant to the provisions hereof, the "Exercise Price"), as shall be determined by reference to
Section 2.4 hereof and upon such terms and conditions hereinafter set forth.

     As used herein, the term "Series D Preferred Stock" shall mean the Company's Series D Preferred Stock (or Series E Preferred Stock in the event the Company sells Series D Preferred Stock prior to January 1, 1999 in an offering that is not a Qualified Financing (as defined in Section 2.4 hereof), in which case all references herein to Series D Preferred Stock shall be deemed to be Series E Preferred Stock), and any stock into or for which such Series D Preferred Stock may hereafter be convened or exchanged, and the term "Grant Date" shall mean November 6, 1998. Quantum acknowledges that the Company intends to conduct an offering of Series D Preferred Stock which is expected to close on or prior to March 31, 1999. In the event (i) the right to purchase Shares under this Warrant has vested in part or in whole and (ii) (A) that the Company does not complete a Qualified Financing prior to May 30, 1999, or (B) of an assignment for the benefit of creditors, the filing of a voluntary or involuntary petition for bankruptcy relating to the Company or the insolvency or liquidation of the Company, or (C) of a merger or consolidation of the Company with or into any other corporation or corporations as a result of which consolidation or merger the shareholders of the Company immediately prior to such consolidation or merger hold securities representing less than fifty percent (50%) of the voting securities of the surviving corporation, or a sale of all or substantially all of the assets of the Company, or (D) thirty days prior to the date of expiration of this Warrant, then the Company covenants and agrees to effect a designation of Series D Preferred Stock with rights and preferences equal to and substantially similar to the Company's Series C Preferred Stock in all respects. In the event that the Company fails to so designate the Series D Preferred Stock, this

                                      1.

Warrant shall be exercisable for shares of Series C Preferred Stock of the Company, in which case all references herein to Series D Preferred Stock shall be deemed to be Series C Preferred Stock. The Series D Preferred Stock shall initially be convertible into one share of Common Stock of the Company.

     Capitalized terms not defined herein shall have the meanings set forth in the Hard Disk Drive Supply Agreement dated of even date herewith between Quantum and the Company (the "Supply Agreement").

     1.   Term and Vesting.
          ----------------

          1.1 Term. Subject to vesting requirements set forth in Section 1.2
              ----
below, this Warrant is exercisable, in whole or in part, at any time from and after the Grant Date and prior to the earlier of (a) the fourth anniversary of the Grant Date; (b) the consummation of the Company's initial public offering of its capital stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"); and (c) the consummation of a liquidation, dissolution or winding up of the Company as set forth in the Company's Charter. The Company shall be obligated to provide Quantum with written notice of termination of this Warrant at least 30 days prior thereto.

          1.2. Vesting.
               -------

                 (a) The right to purchase the Shares hereunder shall vest and become exercisable only as follows: (a) the right to purchase 25% of the Shares subject to this Warrant shall be vested in the event that (i) the Company or its licensees become eligible to receive the Milestone 2 Discount set forth in
Section 4.3 of the Supply Agreement for the purchase of Hard Disk Drives or Drive Equivalents or (ii) Quantum waives the eligibility requirements for such Milestone 1 Discount; (b) the right to purchase an additional 25% of the Shares subject to this Warrant shall be vested upon the cumulative shipment of [*] Hard Disk Drives or Drive Equivalents by Quantum to the Company or its licensees; (c) the right to purchase an additional 25% of the Shares subject to this Warrant shall be vested upon the cumulative shipment of [*] Disk Drives or Drive Equivalents by Quantum to the Company or its licensees; and (d) the right to purchase an additional 25% of the Shares subject to this Warrant shall be vested upon the cumulative shipment of [*] Disk Drives or Drive Equivalents by Quantum to the Company or its licensees; provided, however, that the right to purchase
                                 --------  -------
100 % of the Shares subject to this Warrant shall be vested in full immediately prior to the consummation of the Company's initial public offering of its capital stock or the consummation of a liquidation, dissolution or winding up of the Company as set forth in the Company's Charter.

                 (b) Notwithstanding anything to the contrary in subsection (a) above, if the Company defaults in the payment of any amounts owed by the Company to Quantum under the Supply Agreement (including without limitation, the Company's obligations for periodic payments under Section 4.4 thereof), and fails to cure or correct such default within thirty (30) days after written notice thereof from Quantum, then, in addition to any other remedies Quantum may have, Quantum's right to purchase Shares hereunder shall vest as to an additional 5% of the Shares subject to this Warrant for every $100,000 on which the Company remains in default upon the expiration of such thirty-day notice period.

[*]Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                      2.

     2.   Method of Exercise; Net Issue Exercise; Determination of Number of
          ------------------------------------------------------------------
Shares.
------

          2.1  Method of Exercise; Payment; Issuance of New Warrant.  This
               ----------------------------------------------------
Warrant may be exercised by Quantum, in whole or in part and from time to time, by the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company and by the payment to the Company, by cash, check, wire transfer in immediately available funds or cancellation of indebtedness, of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased hereunder. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to Quantum as soon as possible and in any event within fifteen (15) days of receipt of such notice (or, following the Company's initial public offering, within five (5) days of receipt of such notice) and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to Quantum as soon as possible thereafter.

          2.2  Automatic Exercise.  To the extent this Warrant is not previously
               ------------------
exercised, and if the fair market value of one share of the Company's Series D Preferred Stock is greater than the Exercise Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 2.3 below (even if not surrendered) at such time that is immediately prior to the expiration of this Warrant. For purposes of such automatic exercise, the fair market value of one share of the Company's Series D Preferred Stock upon such expiration shall be determined pursuant to Section 2.3(b) below. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this
Section 2.2, the Company agrees to promptly notify Quantum of the number of Shares, if any, Quantum is to receive by reason of such automatic exercise.

          2.3  Right to Convert Warrant into Stock; Net Issuance.
               -------------------------------------------------

                    (a) In addition to and without limiting the rights of Quantum under the terms of this Warrant and in lieu of exercising this Warrant under Section 2.1(a) above, Quantum may elect to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Series D Preferred Stock, the aggregate value of which shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by Quantum by surrender of this Warrant at the principal office of the Company (with the Notice of Exercise form attached hereto as Exhibit A-1 duly executed), in which event the Company shall issue to Quantum a number of shares of the Company's Series D Preferred Stock computed using the following formula:

                                   Y(A - B)
                               X = --------
                                      A

                                      3.

Where:    X = The number of shares of Series D Preferred Stock to be issued to
              Quantum.

          Y = The number of shares of Series D Preferred Stock purchasable under this Warrant subject to the exercise election.

          A = The fair market value of one share of the Company's Series D
              Preferred Stock.

          B = Exercise Price (as adjusted to the date of such calculations).

              (b) For purposes of this Section 2.3, the "fair market value" per share of the Company's Series D Preferred Stock shall mean:

                    (i) If the Conversion Right is exercised in connection with and contingent upon the Company's initial public offering, and if the Company's registration statement relating to such offering has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering; or

                    (ii) If the Conversion Right is not exercised in connection with and contingent upon the Company's initial public offering, then the highest of the following:

              (A) The price per share in the Company's most recent Preferred Stock financing;

              (B) The price per share of the Company's Series D Preferred Stock as determined by an independent valuation firm chosen by the Company's Board of Directors and acceptable to Quantum; and

              (C) The price per share of the Company's Series D Preferred Stock as determined by the Company's Board of Directors in good faith.

          2.4 Determination of Number of Shares. The number of Shares granted
              ---------------------------------
pursuant to this Warrant shall be the number obtained by dividing $2,000,000 by the Preferred Price. For purposes of this Section 2.4, the "Preferred Price" shall be determined as follows:

              (A) If, prior to May 30, 1999, the Company completes a private offering of equity securities (a "Qualified Financing"), then the Preferred Price shall be the price per share on a common stock equivalent basis of equity securities sold in the Qualified Financing; provided, however, that for purposes
                                            --------  -------
of this Warrant, a Qualified Financing shall not include one private offering of equity securities prior to January 1, 1999 with aggregate gross proceeds less than $2,000,000.

              (B) If the Company does not complete a Qualified Financing prior to May 30, 1999 or if this Warrant is exercised prior to completion of a Qualified Financing and prior to May 30, 1999, then the Preferred Price shall be equal to the quotient determined by dividing (a) the lesser of (i) $100,000,000 and (ii) the valuation of the Company on May 30,

                                      4.

1999, as determined by a third-party valuation firm mutually agreeable to Quantum and the Company, by (b) the fully diluted capitalization of the Company (which shall include, without limitation, shares subject to outstanding options or warrants or reserved for issuance pursuant to the Company's stock plans).

     3.   Stock Fully Paid; Reservation of Shares.  All Shares to be issued upon
          ---------------------------------------
the exercise of this Warrant, and all Common Stock issuable upon conversion of the Shares shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all liens and charges with respect to the issuance thereof. During the period within which this Warrant may be exercised, the Company will at all times have duly authorized and reserved, for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Series D Preferred Stock (and Common Stock issuable upon conversion thereof).

     4.   Charges, Taxes and Expenses.  Issuance of certificates for shares of
          ---------------------------
Series D Preferred Stock upon the exercise of this Warrant shall be made without charge to Quantum for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the registered holder of this Warrant or in such name or names as may be directed by the registered holder of this Warrant; provided, however, that upon any transfer involved in the issuance or delivery of any certificates for shares of Series D Preferred Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     5.   Adjustments to Exercise Price and Number of Shares.  The number and
          --------------------------------------------------
kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a)  Reclassification; Consolidation or Merger. In case of any
               -----------------------------------------
reclassification of the Series D Preferred Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the shares issuable upon exercise of this Warrant), or in the case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that Quantum shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Series D Preferred Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Series D Preferred Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subsection (a) shall similarly apply to successive reclassifications, consolidations, mergers, and the sale of all or substantially all of the Company's assets.

                                      5.

          (b)  Subdivision or Combination of Shares. If the Company at any time
               ------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its Series D Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

          (c)  Stock Dividends and Other Distributions. If the Company at any
               ---------------------------------------
time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Series D Preferred Stock payable in, or make any other distribution with respect to, Series D Preferred Stock (except any distribution specifically provided for in the foregoing subsections 5(a) or 5(b)), then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (1) the numerator of which shall be the total number of shares of Series D Preferred Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Series D Preferred Stock outstanding immediately after such dividend or distribution.

          (d)  Adjustment of Number of Shares. Upon each adjustment in the
               ------------------------------
Exercise Price pursuant to subsections 5(a)-(c) hereof, the number of shares of Series D Preferred Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares of Series D Preferred Stock purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

          (e)  Conversion of Series D Preferred Stock. In the event that all of
               --------------------------------------
the authorized and outstanding shares of Series D Preferred Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Charter or otherwise, or the Series D Preferred stock otherwise ceases to exist, then, in such case, Quantum, upon exercise hereof at any time after the date on which the Series D Preferred Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Series D Preferred Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Series D Preferred Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Series D Preferred Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

          (f)  Certificate as to Adjustment. In each case of any adjustment in
               ----------------------------
either the Exercise Price or in the number of shares of Series D Preferred Stock, or other stock, securities or property receivable on the exercise of this Warrant, the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate signed by its Chief Financial Officer, President or other designated officer setting forth such adjustment and

                                      6.

showing in reasonable detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company will cause copies of such certificate to be mailed to the registered holder.

     6.   Notices of Record Date. In the event of any taking by the Company of a
          ----------------------
record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, then, in connection with each such event, the Company shall mail to Quantum at least twenty (20) days prior written notice of the date on which any such record is to be taken for the purpose of such dividend, distribution, right(s) or vote of the stockholders. Each such written notice shall specify the amount and character of any such dividend, distribution or right(s), and shall set forth, in reasonable detail, the matter requiring any such vote of the stockholders.

     7.   Fractional Shares. No fractional shares of Series D Preferred Stock
          -----------------
will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of the Series D Preferred Stock on the date of exercise.

     8.   Compliance with Securities Act: Disposition of Warrant or Shares of
          -------------------------------------------------------------------
    Series D Preferred Stock.
    ------------------------

          (a)  Compliance with Securities Act. Quantum, by acceptance hereof,
               ------------------------------
agrees that this Warrant, the Shares to be issued upon exercise hereof and the Common Stock to be issued upon conversion of such Shares are being acquired for investment and that Quantum will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof (or Common Stock issued upon conversion of such Shares) except under circumstances which will not result in a violation of the Securities Act. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES
          ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL IN FORM REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT AN APPLICABLE EXEMPTION IS AVAILABLE, OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES
          AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                                      7.

          (b)  Disposition of Warrant and Shares. With respect to any offer,
               ---------------------------------
sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant (or Common Stock issued upon conversion of such Shares) prior to registration thereof, Quantum and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares or Common Stock and indicating whether or not under the Securities Act certificates for this Warrant or such Shares or Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the Shares or Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act unless, in the aforesaid opinion of counsel for Quantum, such legend is not required in order to insure compliance with the Securities Act. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof to any subsidiary of the initial holder provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

      9.  No Rights as Stockholders. No holder of this Warrant, as such,
          -------------------------
shall be entitled to the rights of a stockholder or to vote upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or be deemed the holder of Series D Preferred Stock or entitled to the rights of a holder of Preferred Stock under the Second Amended and Restated Investors Rights Agreement by and among the Company and the holders of Preferred Stock of the Company (the "Investors Rights Agreement"), unless and until this Warrant shall have been exercised and the Shares purchasable upon such exercise shall have become deliverable, as provided herein.

      10. Additional Rights.
          -----------------

          10.1 Registration and Investor Rights.  The rights of Quantum and the
               --------------------------------
obligations of the Company with respect to registration of the shares of Common Stock issuable upon conversion of the Shares under the Securities Act and the applicable rules and regulations thereunder are as set forth in the Investors Rights Agreement, the provisions of which are incorporated by reference herein with the same effect as if set forth in full herein. The Company covenants that it will use its best efforts to ensure that Quantum becomes a party to the Investors Rights Agreement with the same rights as the holders of Series C Preferred Stock thereunder upon the exercise of this Warrant. Except as set forth in the Investors Rights Agreement, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the Securities Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

          10.4 Mergers.  The Company agrees to provide Quantum with at least
               -------
thirty (30) days' prior written notice of the consummation of any proposed transaction, in which the Company would (i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its assets or business, or (ii) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than fifty percent (50%) of the voting power of the Company is transferred.

     11.  Amendment of Conversion Rights. During the term of this Warrant, the
          ------------------------------
Company agrees that it shall not amend its Charter, as amended through the Grant Date, without the prior written consent of Quantum if, as a result of such amendment, any of the conversion rights, including without limitation the conversion price or antidilution protection privileges, of the Series D Preferred Stock would be adversely affected; provided, however, that no such
                                             --------- -------
consent shall be required if such amendment is approved by the stockholders of the Company in accordance with the Charter and such amendment affects the shares of Series D Preferred Stock issued to Quantum upon exercise of this Warrant and the shares of Series D Preferred Stock held by other holders equally. The Company shall promptly provide Quantum with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

     12.  Exchange and Registry of Warrant. This Warrant is exchangeable, upon
          --------------------------------
the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     13.  Saturdays, Sundays, Holidays, etc. If the last or appointed day for
          ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     14.  Modification and Waiver. This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     15.  Notices. All notices, requests, demands and other communications under
          -------
this Warrant or in connection herewith shall be given to or made upon (i) Quantum at Quantum Corporation, 500 McCarthy Boulevard, Milpitas, CA 95035, attention: General Counsel; with copies to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, attention: Jeffrey A. Herbst and (ii) the Company at TiVo, Inc., 894 Ross Drive, Sunnyvale, CA 94089, attention:
President; with copies to Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94304, attention: Alan Mendelson. All notices, requests, demands and other communications given or made in accordance with the provisions of this Warrant shall be in writing and shall be deemed received by a party upon the earlier of actual receipt or, if sent by certified mail (postage pre-paid), five (5) days after deposit in the U.S. mail. Any party may, by written notice to the other, alter its address or respondent.

     16.  Binding Effect on Success. This Warrant shall be binding upon any
          -------------------------
corporation succeeding the Company by merger, consolidation or acquisition of all or

                                      9.

substantially all of the Company's assets. All of the obligations of the Company relating to the Shares, or the Company's Common Stock issuable upon conversion thereof, shall survive the exercise and termination of this Warrant. All of the covenants and agreements of between the parties shall inure to the benefit of the successors and assigns of each party. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of Quantum but at the Company's expense, acknowledge in writing its continuing obligation to Quantum in respect of any rights (including, without limitation, any right to registration of the Shares) to which Quantum shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of Quantum to make any such request shall not affect the continuing obligation of the Company to Quantum in respect of such rights.

     17.  Lost Warrants or Stock Certificates. The Company covenants to Quantum
          -----------------------------------
that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate issued upon exercise thereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company shall make and deliver a new Warrant or stock certificate of like tenor in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     18.  No Impairment. The Company will not, by amendment of its Charter or
          -------------
through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Quantum against impairment.

     19.  Descriptive Headings. The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     20.  Recovery of Litigation Costs. If any legal action or other proceeding
          ----------------------------
is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     21.  Governing Law. This Warrant shall be construed and enforced in
          -------------
accordance with, and governed by, the internal laws of the State of California, excluding the body of law applicable to conflicts of laws.

     22.  Assignment. This Warrant may be assigned by Quantum in whole and not
          ----------
in part. Upon delivery of a duly executed Assignment Form in the form attached hereto as Exhibit A-2 the Company shall record such assignment on its books and all references to Quantum hereunder shall be references to such registered holder.

                                        TiVo, Inc.
                                        a Delaware corporation

                                        By: /s/ Michael Ramsay
                                           -------------------------------

                                        Name:   Michael Ramsay
                                             -----------------------------

                                        Title:  CEO, President
                                              ----------------------------

                                      11.